                                                                   Exhibit 10.18
                          SUTRO VENTURE PARTNERS II, LP


                          LIMITED PARTNERSHIP AGREEMENT


                                 March 21, 1996

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I - General Provisions .............................................  1
     SECTION 1.01. Definitions .............................................  1
         (a)     Agreement .................................................  1
         (b)     Capital Account ...........................................  1
         (c)     Capital Commitment.........................................  1
         (d)     Capital Contribution ......................................  1
         (e)     Certificate of Limited Partnership ........................  1
         (f)     Code ......................................................  1
         (g)     CRLPA .....................................................  1
         (h)     Disability.................................................  2
         (i)     General Partner............................................  2
         (j)     Limited Partner............................................  2
         (k)     Partner ...................................................  2
         (l)     Partnership ...............................................  2
         (m)     Securities ................................................  2
         (n)     Sutro .....................................................  2
         (o)     Sutro Employee ............................................  2
         (p)     Voting Control ............................................  2
     SECTION 1.02. Partnership Name ........................................  2
     SECTION 1.03. Fiscal Year..............................................  2
     SECTION 1.04. Nature and Liability of Partners.........................  2
     SECTION 1.05. Purposes of Partnership..................................  3
     SECTION 1.06. Powers of Partnership ...................................  3
     SECTION 1.07. General Partner as Limited Partner ......................  4

ARTICLE II - Management of Partnership .....................................  4
     SECTION 2.01. General..................................................  4
     SECTION 2.02. Services of General Partner..............................  4
     SECTION 2.03. Compensation of General Partner..........................  4
         (a)     No Management Fee..........................................  4
         (b)     Expenses...................................................  4
     SECTION 2.04. Restrictions ............................................  5
         (a)     No Services by Limited Partners............................  5
         (b)     Partnership Credit.........................................  5
         (c)     Limitation on Borrowing and Pledging.......................  5
         (d)     Additional Restrictions....................................  5
     SECTION 2.05. Reliance by Third Parties................................  5
     SECTION 2.06. Partner's Transactions...................................  6
     SECTION 2.07. Exculpation of Liability.................................  6


                                      (i)
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                                                                            Page
                                                                            ----

         SECTION 2.08. Indemnification ....................................   6

ARTICLE III - Capital Accounts; Allocations; Distributions ................   7
         SECTION 3.01. Capital Contributions ..............................   7
             (a)    Contributions .........................................   7
             (b)    Vesting ...............................................   8
         SECTION 3.02. Capital Accounts ...................................   8
         SECTION 3.03. Deficit Capital Accounts ...........................   9
         SECTION 3.04. Allocations ........................................   9
             (a)    Book Items ............................................   9
             (b)    Tax Items .............................................   9
             (c)    Allocations on Withdrawal ..............................  9
             (d)    Qualified Income Offset ...............................  10
             (e)    General Partner Nonrecourse Debt ......................  10
             (f)    Curative Allocations ..................................  10
         SECTION 3.05. Distributions to Partners ..........................  11
             (a)    Distributions to Partners .............................  11
             (b)    Repayment of Distributions ............................  11
         SECTION 3.06. No Interest on Capital .............................  11

ARTICLE IV - Withdrawal of Limited Partner ................................  11
         SECTION 4.01. Withdrawal of Limited Partner ......................  11
         SECTION 4.02. Legal Representatives ..............................  12
         SECTION 4.03. Mandatory Withdrawal ...............................  12
         SECTION 4.04. Liquidating Share ..................................  12
         SECTION 4.05. Cessation of Participation .........................  13

ARTICLE V - Transfer of Partnership Interests..............................  13
         SECTION 5.01. Assignability of Interests .........................  13
         SECTION 5.02. Substituted Limited Partners........................  13
         SECTION 5.03. Obligations of Assignee.............................  14

ARTICLE VI - Duration and Termination of Partnership.......................  14
         SECTION 6.01. Duration............................................  14
         SECTION 6.02. Withdrawal of Limited Partner.......................  14
         SECTION 6.03. Withdrawal of General Partner.......................  14
         SECTION 6.04. Liquidation ........................................  15
         SECTION 6.05. Distribution Upon Termination.......................  15

ARTICLE VII - Records; Reports to Partners.................................  16
         SECTION 7.01. Financial Records...................................  16
         SECTION 7.02. Annual Reports......................................  16


                                      (ii)
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

                                                                            Page
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     SECTION 7.03. Inspection...............................................  17
     SECTION 7.04. Tax Returns..............................................  17

ARTICLE VIII - Valuation....................................................  17
     SECTION 8.01. Valuation of Partnership Net Worth ......................  17
     SECTION 8.02. Valuation Date...........................................  17
     SECTION 8.03. Valuing Securities and Other Assets......................  18

ARTICLE IX - Miscellaneous..................................................  18
     SECTION 9.01. Admission of Limited Partners............................  19
         (a)    Additional Limited Partners.................................  19
         (b)    Substituted Limited Partners................................  19
         (c)    Procedure...................................................  19
     SECTION 9.02. Disputed Matters ........................................  19
     SECTION 9.03. Payments in Kind ........................................  19
     SECTION 9.04. General..................................................  20
     SECTION 9.05. Notices..................................................  20
         (a)    To the Partners.............................................  20
         (b)    To the Partnership..........................................  20
     SECTION 9.06. Execution of Certificate of Limited Partnership and Other
         Documents..........................................................  20
     SECTION 9.07. Force Majeure............................................  20
     SECTION 9.08. Amendments...............................................  21
     SECTION 9.09. Headings.................................................  21
     SECTION 9.10. Power of Attorney .......................................  21

                                      (iii)

                          SUTRO VENTURE PARTNERS II, LP

                          LIMITED PARTNERSHIP AGREEMENT


         BY THIS LIMITED PARTNERSHIP AGREEMENT made and entered into as of March 21, 1996, The Sutro Group, a corporation organized under the laws of the State of Nevada, as general partner, and those persons and entities executing this Agreement or counterparts thereof and listed on Exhibit A (as it may be amended from time to time) as limited partners, hereby form a limited partnership pursuant to the laws of the State of California.


                          ARTICLE I - General Provisions

         SECTION 1.01. Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (a) Agreement. "Agreement" means this Limited Partnership Agreement as it may from time to time be amended.

         (b) Capital Account. "Capital Account" means those separate capital accounts which are maintained for each Partner as defined in Section 3.02.

         (c) Capital Commitment. "Capital Commitment" means, as to any Partner, the total amount agreed to be paid to the Partnership by such Partner, as set forth on the signature page hereof or counterpart thereof and reflected on Exhibit A hereto, as the same may be reduced by Section 3.

         (d) Capital Contribution. "Capital Contribution" means, as to any Partner, the total amount of money actually contributed to the Partnership by such Partner.

         (e) Certificate of Limited Partnership. The "Certificate of Limited Partnership" means the certificate of limited partnership for the Partnership and all amendments thereto required under the laws of the State of California to be signed and sworn to by the Partners of the Partnership and filed for recording in the appropriate public offices within the State of California to perfect or maintain the Partnership as a limited partnership under the laws of the State of California and/or to effect the admission, withdrawal or substitution of any Partner of the Partnership.

         (f) Code. "Code" means the Internal Revenue Code, as amended.

         (g) CRLPA. "CRLPA" means the California Revised Limited Partnership Act, as amended from time to time.

         (h) Disability. "Disability" means permanent inability to be gainfully employed at Sutro or its affiliates.

         (i) General Partner. "General Partner" means The Sutro Group, a Nevada corporation, or any person substituted for or who succeeds The Sutro Group as such general partner pursuant to the terms of this Agreement.

         (j) Limited Partner. "Limited Partner" means any person who is or shall become a Limited Partner of the Partnership.

         (k) Partner. "Partner" means the General Partner or any Limited
Partner.

         (l) Partnership. "Partnership" means Sutro Venture Partners II, LP, a California limited partnership.

         (m) Securities. "Securities" means securities of every kind or description.

         (n) Sutro. "Sutro" means The Sutro Group, a Nevada Corporation. The affiliates of Sutro shall include all corporations and partnerships (i) over which Sutro or any of its affiliates has Voting Control, (ii) which, directly or indirectly, have Voting Control over Sutro, and (iii) which are under Voting Control of any corporation or partnership described in the immediately preceding clause (ii).

         (o) Sutro Employee. "Sutro Employee" means an individual employed [on a full-time basis] by Sutro or any of its affiliates.

         (p) Voting Control. "Voting Control" means the right to vote 50% or more of the securities having the right to elect the directors of a corporation or the right to designate a majority of the general partners of a partnership.

         SECTION 1.02. Partnership Name. The Partnership shall do business under the name and style of "Sutro Venture Partners II, LP," or such other name as the General Partner may designate.

         SECTION 1.03. Fiscal Year. The fiscal year of the Partnership shall be the calendar year, or such other fiscal year as the General Partner shall designate or the Code shall require.

         SECTION 1.04. Nature and Liability of Partners. The General Partner shall have such liability for the repayment, satisfaction and discharge of the debts, liabilities and obligations of the Partnership as is provided by the CRLPA for a general partner of a limited partnership. The Limited Partners who execute this Agreement or are otherwise admitted as Limited Partners shall be liable to the Partnership for the repayment, satisfaction and discharge

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of its debts, liabilities and obligations only (i) to the extent of their respective Capital Contributions and (ii) to the extent provided in Section 15666 of the CRLPA.

         The Partners hereby agree among themselves to share in accordance with the terms of this Agreement all losses, liabilities or expenses suffered or incurred by virtue of the operation of the Partnership, provided that Limited Partners shall share such losses, liabilities, and expenses only up to the limit of their respective Capital Contributions. The General Partner agrees to assume and be liable for all such losses, liabilities and expenses not covered by the aggregate Capital Contributions of the Partners.

         SECTION 1.05. Purposes of Partnership. The purposes of the Partnership are to make investments in investment partnerships or companies formed for the purpose of investing in the Securities of publicly and privately held businesses, in order to provide incentives to investment executives and senior management personnel of Sutro or its affiliates, and others contributing to the success of Sutro or its affiliates, who are given the opportunity to participate as Limited Partners in the Partnership. Limited Partnership interests shall be subject to future vesting, redemption and other provisions hereof which relate to the continued service of such executives.

         SECTION 1.06. Powers of Partnership. In furtherance of the purposes of the Partnership set forth in Section 1.05, the Partnership shall have the following powers:

                  (a) To purchase or otherwise acquire, hold, and sell or otherwise dispose of Securities, without regard to whether such Securities are publicly traded, readily marketable, or otherwise restricted as to transfer or resale;

                  (b) Subject to the limitations set forth in paragraph 2.04(c), to possess, transfer, mortgage, pledge or otherwise deal in, and to exercise all rights, powers, privileges and other incidents of ownership or possession with respect to, Securities held or owned by the Partnership, and to carry Securities in the name of a nominee or nominees;

                  (c) Subject to the limitations set forth in paragraph 2.04(c), to borrow or raise moneys, and to guarantee the obligations of others and to sell, pledge or otherwise dispose of bonds or other obligations of the Partnership for its purposes;

                  (d) To have and maintain an office within the State of California and in connection therewith to rent or acquire office space, engage personnel and do such other acts and things as may be necessary or advisable in connection with the maintenance of such office, and on behalf of and in the name of the Partnership to pay and incur reasonable expenses and obligations for legal, accounting, consultative and custodial services, and all other reasonable costs and expenses incident to the operation of the Partnership;

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                  (e) To form and own one or more corporations, trusts or
         limited partnerships, provided that no entity so formed may do directly or indirectly what the Partnership is prohibited by this Agreement from doing; and

                  (f) To enter into, make and perform all such contracts, agreements and other undertakings as may be necessary or advisable or incident to the carrying out of the foregoing objects and purposes.

         SECTION 1.07. General Partner as Limited Partner. The General Partner may also be a Limited Partner, and in such event its rights, powers, restrictions and liabilities as a General Partner shall remain unaffected, and in addition, it shall, in respect of its interest as a Limited Partner, have all of the rights and powers and be subject to all of the restrictions and liabilities of a Limited Partner.


                     ARTICLE II - Management of Partnership

         SECTION 2.01. General. The management, operation and policy determinations of the Partnership shall be, and hereby are, vested in the General Partner who shall manage the Partnership's affairs. Except as otherwise expressly provided herein, the General Partner shall have the power to exercise the powers, rights and authority granted to the General Partner hereunder on behalf and in the name of the Partnership.

         SECTION 2.02. Services of General Partner. The General Partner shall
(i) provide investment advice to the Partnership and shall bear the cost of securing information with respect to prospective investments, (ii) maintain the books and records of the Partnership, (iii) provide routine bookkeeping and recordkeeping services and custody of Partnership securities, and (iv) provide office space, office and executive staff, and office supplies and equipment for the use of the Partnership. The General Partner shall be required to devote only such time as is necessary to perform such services and to supervise the activities of the Partnership, and directly or through its parent or affiliates it may engage or invest in other businesses and activities of every nature, including those competitive with the activities of the Partnership, without the Partnership or any Partner having any right by virtue of this Agreement to an interest in such other businesses or activities or any profits thereof.

         SECTION 2.03. Compensation of General Partner.

                  (a) No Management Fee. The General Partner shall not receive any fees or compensation from the Partnership for its services to the Partnership.

                  (b) Expenses. The General Partner shall be reimbursed from the Partnership for all reasonable expenditures made on behalf of the Partnership or incurred incident to the operation of the Partnership, including, without limitation, all

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         legal, consulting and audit expenses incurred in the organization of the Partnership, preparing any amendment to the Partnership Agreement, and performing any other legal and audit services for the Partnership, interest expenses, and brokerage fees, commissions and discounts incurred in connection with the purchase or sale of Securities, and other out-of-pocket expenses incurred in connection with the making and monitoring of the Partnership investments and the administration of the Partnership.

         SECTION 2.04. Restrictions. Partners shall be restricted in their activities as follows:

                  (a) No Services by Limited Partners. The Limited Partners shall not participate in the management of the Partnership and shall not hold themselves out as General Partners or take any action on behalf of the Partnership or in any way commit the Partnership to any agreement or contract and shall have no right or authority to do any of the foregoing.

                  (b) Partnership Credit. No Partner shall lend or use the funds or credit of the Partnership or employ the Partnership's name for any purpose whatsoever, except that the General Partner may do so for the purposes of the Partnership or as permitted by paragraph (c) of this Section.

                  (c) Limitation on Borrowing and Pledging.

                      (i) If in the reasonable judgment of the General Partner it is desirable to do so to accomplish the purposes of the Partnership, the Partnership may borrow money from banks or other recognized financial institutions and secure payment of any such borrowing by hypothecation or pledge of Partnership properties or otherwise provided that (a) any such borrowing has an original maturity of less than one year and (B) the aggregate of all indebtedness of the Partnership for money borrowed outstanding at any one time does not exceed 5% of the sum of the Capital Contributions of all Partners.

                      (ii) The Partnership may guarantee the obligations of
                  others provided that the amount guaranteed, together with any amount borrowed, shall at no time exceed the limitation set forth in clause (i)(B) above.

                  (d) Additional Restrictions. The Partnership shall not make short sales of Securities not owned by the Partnership.

         SECTION 2.05. Reliance by Third Parties. Notwithstanding any other provision of this Article II, any third party dealing with the Partnership may rely conclusively upon the authority, power and right of the General Partner acting under this Agreement. This Section shall not be deemed to limit the liabilities and obligations of the General Partner as set forth in this Agreement.

     SECTION 2.06. Partner's Transactions. Nothing in this Agreement shall be construed to prohibit any Partner from buying or selling securities for such Partner's own account, including securities of the same issuers as those held by the Partnership.

     SECTION 2.07. Exculpation of Liability. The General Partner and its Affiliates (as defined in Section 2.08) shall have no liability to the Partnership or to any Partner for any loss suffered by the Partnership which arises out of any action or inaction of the General Partner or its Affiliates if the General Partner or its Affiliates, in good faith, determined that such course of conduct was in the best interests of the Partnership and such course of conduct did not constitute negligence or misconduct of the General Partner or its Affiliates.

     SECTION 2.08. Indemnification. The General Partner and its Affiliates shall be indemnified by the Partnership against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by them in connection with the Partnership, provided that the same were not the result of gross negligence or willful misconduct on the part of the General Partner or its Affiliates.

     Notwithstanding the above, the General Partner and its Affiliates shall not be indemnified by the Partnership for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless (1) there has been a successful adjudication on the merits of each count involving alleged securities law violations; or (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction or
(3) with respect to a settlement of claims against a particular indemnitee, a court of competent jurisdiction approves such settlement and finds that indemnification of the settlement and related costs should be made.

     The Partnership shall not incur the cost of the portion of any insurance which insures any party against any liability as to which such party is herein prohibited from being indemnified.

     For the purposes of Sections 2.07 and 2.08, the term "Affiliates" shall mean any person performing services on behalf of the Partnership who: (1) directly or indirectly controls, is controlled by, or is under common control with the General Partner; or (2) owns or controls 10% or more of the outstanding voting securities of the General Partner; or (3) is an officer, director, employee or agent of the General Partner or of any of the persons identified in the preceding clauses (1) or (2).

     The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which the General Partner or any Affiliate may be entitled. Nothing contained in this Section 2.08 shall limit any lawful rights to indemnification existing independently of this Section.

     The right of indemnification provided by this Section 2.08 shall not be construed to increase the liability of Limited Partners as set forth in Section 1.04.

           ARTICLE III - Capital Accounts; Allocations; Distributions

     SECTION 3.01.  Capital Contributions.

          (a) Contributions. (i) On or prior to the date of becoming a Limited Partner of the Partnership, each Limited Partner shall make an initial Capital Contribution in cash equal to one-third of his or her Capital Commitment. The remainder of each Limited Partner's Capital Commitment shall be due and payable in cash installments at such times and in such amount as the General Partner shall determine in its reasonable discretion. The Capital Contribution of the General Partner shall at all times be not less than one percent (1%) of the aggregate of all Capital Contributions of the Partners and the General Partner shall make any additional Capital Contributions required to maintain such Capital Contribution of not less than one percent (1%). The aggregate of all Capital Contributions shall be, and hereby is agreed to be, available to the Partnership to carry out the purposes and objects of the Partnership.

               (ii) If after written notification from the General Partner, a Limited Partner (a "Defaulting Limited Partner") does not make any payment required pursuant to Section 3.01(a), a second request for payment shall be made to such Defaulting Limited Partner by the means set forth in Section 9.05(a). If the full amount of the payment then due is not received by the Partnership within 15 days after the receipt of such second notice by the Defaulting Limited Partner, the Partnership, by the General Partner, may take one or the other of the following actions, which are in addition to and not in limitation of any other right or remedy which the Partnership may have: (x) the Partnership may commence legal proceedings against the Defaulting Limited Partner to collect the due and unpaid amount plus the expenses of collection, including attorneys' fees; (y) upon notice to the Defaulting Limited Partner, the Partnership may elect to cancel the interest of the Defaulting Limited Partner in the Partnership, at which time the interest of such Defaulting Limited Partner shall revert and inure to the benefit of the Partnership; or (z) upon notice to the Defaulting Limited Partner, a designee of the General Partner may assume the entire unpaid balance of the Capital Commitment of the Defaulting Limited Partner and succeed to a fraction of the interest of the Defaulting Limited Partner of which the unpaid balance of its Capital Commitment is the numerator and the total Capital Commitment of the Defaulting

          Limited Partner is the denominator, and become a substitute Limited Partner to the extent of such interest. Further, any designee who assumes the unpaid balance of the Capital Commitment of the Defaulting Limited Partner pursuant to this Section 3.01(b)(ii) may, with the consent of the General Partner, deliver to the Partnership an additional amount equal to the lesser of (a) the Defaulting Limited Partners' Capital Contribution, or (B) the value of such Defaulting Limited Partner's interest in the Partnership at the time of such notice, as determined in good faith by the General Partner. The additional amount so delivered (less such an amount as the General Partner may deem appropriate to cover the costs incurred in connection with the default of the Limited Partner) shall be tendered to the Defaulting Limited Partner in cash. On the date of such tender such Defaulting Limited Partner shall cease to be a Limited Partner or have any further right in the Partnership, and the designee delivering such additional amount shall become a Limited Partner to the extent of the whole interest of the Defaulting Limited Partner.

          (b) Vesting. Notwithstanding the foregoing, the interest of each Limited Partner who was a Sutro Employee at the time he or she became a Limited Partner shall be subject to a vesting requirement that the Limited Partner remain a Sutro Employees for a consecutive period of four (4) years after the date of such Limited Partner's admission to the Partnership. This vesting requirement may be waived in whole or in part by the General Partner in its discretion and shall be waived in the event of termination of employment by reason of death or Disability, or, in the sole discretion of Sutro, normal retirement under the applicable policies of Sutro and its affiliates. Upon termination of such employment of a Limited Partner for any reason within four (4) years from the date of such Limited Partner's admission to this Partnership, unless the General Partner otherwise determines in its discretion:

               (i) The right of the Limited Partner to any distributions of assets of the Partnership under Section 3.05 shall terminate; and

               (ii) The Limited Partner shall be required to withdraw from the Partnership in accordance with Section 4.03 and such Limited Partner's interest shall be liquidated under Section 4.04; provided, however, that the General Partner may elect instead, in its sole discretion, to purchase the limited partnership interest of such Limited Partner on equivalent terms.

     SECTION 3.02. Capital Accounts. A separate capital account (each, a "Capital Account") shall be established for each Partner and shall be maintained in accordance with the rules of Treasury Regulations Section 1.704-1(b)(2)(iv), and this Section 3.02 shall be interpreted and applied in a manner consistent therewith. Whenever the Partnership would be permitted to adjust the Capital Accounts of the Partners pursuant to Treasury Regulations
Section 1.704-1(b)(2)(iv)(f) Partnership shall so adjust the Capital Accounts of the Partners.

In any event, the Partnership shall adjust the Capital Accounts of the Partners annually, and upon the admission of a new Partner or the withdrawal of an existing Partner, to reflect revaluations of Partnership property in accordance with Article VIII. Whenever the Capital Accounts of the Partners are adjusted pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(f) to reflect revaluations of Partnership property, (i) the Capital Accounts of the Partners shall be adjusted in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(g) for allocations of depreciation, depletion, amortization and gain or loss, as computed for book purposes in accordance with Article VIII, with respect to such property, and (ii) the Partners' distributive shares of depreciation, depletion, amortization and gain or loss, as computed for tax purposes, with respect to such property shall be determined so as to take account of the variation between the adjusted federal income tax basis and book value of such property in the same manner as under Code Section 704(c).

        SECTION 3.03. Deficit Capital Accounts. If upon the liquidation of the General Partner's interest in the Partnership the General Partner has a deficit balance in its Capital Account, the General Partner shall contribute to the Partnership an amount equal to such deficit balance. Any such contribution shall be made by the General Partner no later than the end of the taxable year of the Partnership during which such liquidation occurs (or, if later, within ninety (90) days after such liquidation). This Section 3.03 is intended to comply with the requirements of Treasury Regulations Section 1.704-1(b)(2)(ii)(b)(3) and shall be interpreted and applied in a manner consistent therewith.

        SECTION 3.04.  Allocations.

                (a) Book Items. Items of income, gain, deduction and loss, as computed for book purposes (including any such items resulting from any revaluation of property under Section 3.02) for any fiscal year or portion thereof shall be allocated among the Partners pro rata in proportion to the Capital Account balances of the Partners.

                (b) Tax Items. Items of income, gain, deduction and loss, as computed for federal income tax purposes, shall be allocated in the same manner as under Code Section 704(c).

                (c) Allocations on Withdrawal. If a Limited Partner's interest in the Partnership is liquidated by the Partnership pursuant to Section 4.04 and the Limited Partner receives less than the amount of the balance in his/her Capital Account, then the excess of (i) the balance in his/her Capital Account over (ii) the amount distributed by the Partnership shall be allocated among all the remaining Partners (other than any Limited Partners who, at the time of their admission to the Partnership as Limited Partners, were not Sutro Employees), in proportion to their Capital Account balances. This provision shall be applied so as to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes, in accordance with Treasury

Regulations Section 1.704-1(b)(2)(iv)(q). Further, notwithstanding Sections 3.02 and 9.01(b), if a Limited Partner's interest is purchased by the General Partner pursuant to Section 3.01(b)(ii) and the purchase price is less than the balance of the Capital Account of the Limited Partner, then (i) the excess of (x) the balance in the Limited Partner's Capital Account over (y) the amount paid by the General Partner shall be allocated among all the remaining Partners (other than any Limited Partners who, at the time of their admission to the Partnership as Limited Partners, were not Sutro Employees) in proportion to their Capital Account balances and (ii) the General Partner (and any assignee of the General Partner) shall have a Capital Account balance with respect to the purchased interest in the Partnership equal to the purchase price paid by the General Partner.

     (d)  Qualified Income Offset. No allocation shall be made pursuant to
Section 3.04(a) to the extent that it shall cause or increase deficit balance in any Limited Partner's Capital Account (in excess of such Partner's obligation, if any, to restore a deficit in his/her Capital Account) as of the end of the Partnership taxable year to which such allocation relates. In making the foregoing determination, a Limited Partner's Capital Account shall be reduced by the amounts described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6). Any Limited Partner who unexpectedly receives an adjustment, allocation or distribution described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) shall be allocated items of income and gain in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, such deficit balance as quickly as possible. This Section 3.04(d) is intended to comply with the alternate test for economic effect set forth in Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted and applied in a manner consistent therewith.

     (e) General Partner Nonrecourse Debt. If a Partner makes a nonrecourse loan to the Partnership which is "partner nonrecourse debt" within the meaning of Treasury Regulations Section 1.704-2(b)(4), then any item of Partnership loss, deduction or Code Section 705(a)(2)(B) expenditure that is attributable to such debt shall be allocated to such Partner and appropriate items of income and gain shall be "charged back" to such Partner. This Section 3.04(e) is intended to comply with Treasury Regulations Section 1.704-2(I) and shall be interpreted and applied in a manner consistent herewith.

     (f) Curative Allocations. The allocations set forth in Section 3.04(d) and 3.04(e) (the "Regulatory Allocations") are intended to comply with the requirements of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and Treasury Regulations Section 1.704-(2)(i), respectively. Notwithstanding any other provisions of this Section 3.04 (other than the Regulatory Allocations), the Regulatory Allocations shall be taken into account in allocating other items of income, gain, deduction and loss among the Partners, pursuant to Sections 3.04(a) and 3.04(c), so that, to the extent possible, the net amount of such allocations of other items and the Regulatory Allocations to each Partner shall be equal to the net amount that would have been allocated to each such Partner if the Regulatory Allocations had not occurred.

     SECTION 3.05.  Distributions to Partners.

          (a)  Distributions to Partners.

               (i) It shall be within the sole discretion of the General Partner as to whether, when and in what amount a distribution of cash or other assets of the Partnership shall be made. Such distributions (other than a distribution made in connection with the withdrawal of a Partner under Article IV) shall be made to all of the Partners in the ratio that their respective Capital Accounts bear to one another at the time of the distribution.

               (ii) The General Partner may, but shall not be required to, make annual distributions to each Partner in an amount which the General Partner estimates is sufficient to pay federal and state income taxes attributable to allocations under Section 3.04(b). Notwithstanding
          Section 3.05(a)(i), any distributions made pursuant to this Section 3.05(a)(ii) shall be made to the Partners in proportion to the excess of cumulative income and gain over cumulative deductions and losses allocated to each of the Partners pursuant to Section 3.04(b).

          (b) Repayment of Distributions. Partners shall be required to repay Partnership distributions to the extent provided in the CRLPA.

     SECTION 3.06. No Interest on Capital. No Partner shall be entitled to receive interest from the Partnership on his/her Capital Account.

                   ARTICLE IV - Withdrawal of Limited Partner

     SECTION 4.01. Withdrawal of Limited Partner. Except as otherwise provided in Section 4.03 hereof, no Limited Partner shall be permitted to withdraw from the Partnership until his interest in the Partnership is vested under paragraph 3.01(b) and then only with the approval of the General Partner, which approval may be withheld if the General Partner does not believe that such withdrawal is in the best interests of the other Limited Partners, whether because of the cash position of the Partnership, the undesirability of liquidating any of the investments of the Partnership, or otherwise. The following provisions shall govern with respect to any withdrawals approved by the General Partner:

          (a) No such withdrawal shall be made except as of the last day of a fiscal year of the Partnership;

          (b) Partial withdrawals shall not be permitted and a Partner desiring to withdraw must withdraw his/her entire interest in the Partnership;

          (c) The Partner desiring to withdraw must notify the General Partner in writing at least sixty (60) days prior to the close of the fiscal year in which such Partner wishes to effect his/her withdrawal; and

          (d) The General Partner may, if necessary to accommodate a request for withdrawal by a Limited Partner, attempt to obtain a purchaser of the whole or a part of such Limited Partner's interest.

     SECTION 4.02. Legal Representatives. In the event any Limited Partner shall die or shall be declared incompetent or insane or shall be adjudicated a bankrupt, the legal representative of such Limited Partner shall upon written notice to the General Partner of the happening of any of such events become an assignee of such Limited Partner's interest subject to all of the terms of this Agreement as then in effect. Such legal representative may not withdraw from the Partnership except in accordance with Section 4.01. If the General Partner does not approve withdrawal of the interest of such legal representative, the General Partner will use its best efforts, without legal obligation, to find another person, suitable to the General Partner, willing to assume the Partnership interest of such legal representative.

     SECTION 4.03. Mandatory Withdrawal. Unless the General Partner otherwise determines, a Limited Partner who was a Sutro Employee at the time he or she became a Limited Partner shall be required to withdraw from the Partnership upon the termination of his/her employment by Sutro and its affiliates prior to the vesting of his/her interest under paragraph 3.01(b), except for a termination by reason of death or Disability, or, in the sole discretion of Sutro, normal retirement under the applicable policies of Sutro and its affiliates, and such Limited Partner's Partnership interest shall be liquidated under Section 4.04 or purchased by the General Partner under Section 3.01(b)(ii).

     SECTION 4.04. Liquidating Share. In the event any Limited Partner shall withdraw or be required to withdraw in accordance with the provisions of this
Article IV, there shall be paid to such Limited Partner or his/her legal representative within 60 days after the last day of the fiscal year of the Partnership which constitutes the effective date of withdrawal, an amount equal to such Partner's positive Capital Account balance as of the effective date of withdrawal; provided, however, that in the event of a mandatory withdrawal under Section 4.03, such Partner shall be paid an amount equal to the lesser of
(i) his/her Capital Contribution(s) less distributions paid to such Partner prior to the withdrawal date, other than distributions paid under Section 3.05(a)(ii), or (ii) his/her positive Capital Account balance.

     SECTION 4.05. Cessation of Participation. From and after the effective date of withdrawal of a Partner from the Partnership under this Article IV, no interest shall be payable on such Partner's interest in the Partnership to the date of payout.

                 ARTICLE V - Transfer of Partnership Interests

     SECTION 5.01. Assignability of Interests.

          (a) Subject to the provisions of Section 4.02 hereof, the interest of a Limited Partner shall not be assignable without the prior written consent of the General Partner. No assignment shall be binding upon the Partnership until the General Partner receives an executed copy of such assignment in form and substance satisfactory to the General Partner. The assignee of such interest may become a substituted Limited Partner only upon the terms and conditions of Sections 5.02 and 9.01.

          (b) The interest of the General Partner shall not be assignable; provided, however, that in no event shall the interest of the General Partner be reduced below a 1% interest in the Capital Accounts of the Partners and that such interest may be assigned to a successor to all or substantially all of the business of the General Partner the Voting Control of which is held by those persons then holding Voting Control of the General Partner upon (i) the execution by the General Partner of a written assignment, the execution by the successor of this Agreement, and the written assumption by the successor of the obligations of the General Partner hereunder; and (ii) the receipt by the Partnership of an opinion of counsel that such assignment and assumption will not result in the Partnership being classified as an association for Federal income tax purposes. In the event of such assignment, the successor shall become the General Partner hereunder, and the predecessor and successor General Partner shall cause the execution of any necessary papers including, without limitation, an amendment to the Certificate of Limited Partnership to record the substitution of the successor as General Partner.

     SECTION 5.02. Substituted Limited Partners. No Limited Partner shall have the right to substitute an assignee as a Limited Partner in his/her place. The General Partner shall have the right, in its discretion, to admit as a substituted Limited Partner any person, firm or corporation acquiring a partnership interest by assignment from another Limited Partner or from the General Partner. The admission of an assignee as a substituted Limited Partner shall be conditioned upon the assignee's written assumption of all obligations of the assigning Limited Partner and execution of this Agreement as a Limited Partner. Upon acceptance of a substituted Limited Partner, the General Partner shall forthwith amend the Certificate of Limited Partnership and any other necessary papers to show the substitution of such assignee in place of the assigning Limited Partner. The General Partner's failure or refusal to admit an assignee as a substituted Limited Partner shall not affect the right of such assignee to receive the share of profits or other distribution or compensation to which its assignor would otherwise be entitled.

     SECTION 5.03. Obligations of Assignee. Any assignee, irrespective of whether such assignee has accepted and adopted in writing the terms and provisions of this Agreement, shall be deemed by the acceptance of such assignment to have agreed to be subject to the terms and provisions of this Agreement in the same manner as its assignor.


              ARTICLE VI - Duration and Termination of Partnership

     SECTION 6.01. Duration. Except as provided in Section 6.03, the Partnership shall continue for a period of twenty (20) years from and after the date hereof, provided, however, that with the written consent of the General Partner and Limited Partners representing at least sixty-six and two-thirds percent (66 2/3%) of the combined Capital Accounts of all the Limited Partners, the Partnership may be terminated at any time after its first full fiscal year.

     SECTION 6.02. Withdrawal of Limited Partner. If any Limited Partner shall withdraw, die, be declared incompetent or insane, or be adjudicated a bankrupt, such event shall not cause the dissolution or termination of the Partnership, and the Partnership shall continue until terminated pursuant to
Section 6.01 or Section 6.03.

     SECTION 6.03  Withdrawal of General Partner.


          (a) The General Partner may withdraw at any time after March 21, 2001 by giving 90 days prior written notice to the other Partners. If Limited Partners whose Capital Accounts constitute in excess of 66 2/3% of all Capital Accounts consent in writing executed within such 90-day period to the continuation of the Partnership and elect a new General Partner, the Partnership shall not terminate but shall continue in existence as though no such withdrawal or filing had occurred, except that the new General Partner shall be substituted for the former General Partner. Any Limited Partner who does not consent to such continuation shall have the right to withdraw by giving notice within 90 days after having been notified of the continuation of the Partnership and shall be paid in the manner set forth in Section 4.04.

          (b) In the event that the Limited Partners shall have determined to continue the Partnership, the former General Partner (or its representative, successors or assigns) shall become a Limited Partner of the Partnership upon the effective date of such continuation to the extent of its then interest in the Partnership as a General Partner. Thereafter, except as otherwise provided below, such former General Partner (or its representative) shall be treated as a Limited Partner for all purposes of this Agreement, shall be deemed to have fully vested in its interest as a Limited Partner for purposes of Section 3.01(b) hereof, shall have all of the rights and obligations of a

     Limited Partner hereunder, including the right to receive allocations and distributions on the same basis as all other Limited Partners, and shall not be entitled to receive any further allocations or distributions to which the General Partner is entitled hereunder. Upon becoming a Limited Partner, such former General Partner's Capital Account and Capital Commitment shall initially be the same as they were on the effective date of such continuation. Once the General Partner ceases to be such for whatever reason and becomes a Limited Partner hereunder, such former General Partner will no longer be personally liable with respect to Partnership liabilities arising out of events and transactions occurring after its termination as General Partner (i.e., its Capital Account will be debited for its shares, if any, as Limited Partner of the losses and expenses arising out of such liabilities but it will not be required to make additional contributions to the Partnership to satisfy such liabilities). However, a former General Partner will remain personally liable for all Partnership liabilities arising out of events and transactions occurring prior to such former General Partner's termination as General Partner (i.e., its Capital Account will be debited its share of losses and expenses arising out of such liabilities and it will be required to make additional contributions to the Partnership to the extent of a deficit in its Capital Account due to such liabilities arising out of events and transactions occurring prior to its termination).

     SECTION 6.04. Liquidation. Upon the termination of the Partnership the General Partner, or if there be no General Partner, then a person selected by Limited Partners representing in excess of fifty percent (50%) of the combined Capital Accounts of all Limited Partners, shall act as the liquidator (or liquidators) of the Partnership with full power and authority to:

          (a) sell, at such prices and upon such terms as the liquidator in its sole discretion may deem appropriate, any or all of the Securities, properties and assets of the Partnership, provided that such sales shall only be made for cash and, when possible, consummated within ninety (90) days after the date of termination; and provided further that the liquidator shall not deal directly or indirectly with the Partnership for its own account without the approval in writing of all of the Limited Partners; and

          (b) within ninety (90) days after the date of termination or as soon thereafter as possible, effect distribution of the properties and assets of the Partnership in cash or in kind in the manner set forth in Section 6.05.

     SECTION 6.05 Distribution Upon Termination. Upon liquidation of the Partnership, the assets of the Partnership remaining after the payment, or reasonable provision therefor, of all Partnership liabilities (and the establishment of reasonable reserves for contingent liabilities) shall be distributed to the Partners in proportion to and to the extent of the positive balances of their respective Capital Accounts. This Section 6.05 is intended to comply with the requirements of Treasury Regulations Section 1.704-1(b)(2)(ii)(b)(2) and shall be interpreted and applied in a manner consistent therewith.

                  ARTICLE VII -- Records; Reports to Partners

     SECTION 7.01. Financial Records. The General Partner shall keep at the principal office of the Partnership books of account in which shall be entered fully and accurately the transactions of the Partnership and financial records appropriate to the business of the Partnership, as well as the following:

     (a) a current list of the full name and last known business or residence address of each Partner set forth in alphabetical order together with the contribution and the share in profits and losses of each Partner;

     (b) a copy of the Certificate of Limited Partnership, together with executed copies of any powers of attorney pursuant to which any certificate has been executed;

     (c) copies of the Partnership's Federal, state, and local income tax or information returns and reports, if any, for the six most recent taxable years;

     (d) copies of this Agreement and all amendments hereto;

     (e) financial statements of the Partnership for the six most recent fiscal years; and

     (f) the Partnership's books and records as they relate to the internal affairs of the Partnership for at least the current and past three fiscal years.

     SECTION 7.02. Annual Reports. As soon as reasonably practicable after the end of each taxable year of the Partnership, the General Partner shall prepare and mail to each Partner and to each former Partner who withdrew during the applicable taxable year or its legal representative, such information as is necessary to enable such Partner or former Partner or the legal representative of such former Partner to prepare its respective Federal and state income tax returns. In addition, as soon as reasonably practicable after the end of each fiscal year of the Partnership, the General Partner shall prepare and mail to each Partner and to each former Partner who withdrew during the applicable fiscal year or to its legal representative a report including the following:

     (a) such Partner's Capital Account balance as of the close of such fiscal year;

     (b) the sum of the Capital Account balances as of such date of all the Partners;

          (c) statement of assets and liabilities of the Partnership at the end of such fiscal year;

          (d) profit and loss statement and statement of changes in financial position for such fiscal year;

          (e) statement of holdings of Securities of the Partnership;

          (f) a description of the nature of each of the Partnership's investments, the cost thereof and the valuation thereof established pursuant to Article VIII; and

          (g) such other financial information and documents as the General Partner deems appropriate, as a Limited Partner may reasonably request, or as is required by this Agreement and any amendments hereto.

     The financial statements referred to above shall be accompanied by the report thereon, if any, of the independent accountants engaged by the Partnership or, if there is no such report, by the certificate of the General Partner that such financial statements were prepared without audit from the books and records of the Partnership.

     SECTION 7.03. Inspection. A Limited Partner shall have the right at reasonable times to inspect the books and records of the Partnership and to discuss its affairs with the agents of the General Partner.

     SECTION 7.04. Tax Returns. The General Partner will file all Federal, state or other income tax returns required of the Partnership and will supply to each Limited Partner such Partner's Form K-1 submitted with the Partner's Federal tax return. Upon the request of any Partner, subject to the approval of the General Partner, the Partnership shall elect, pursuant to Code Section 754, to adjust the basis of Partnership property as permitted and provided in Code Sections 734 and 743.

                            ARTICLE VIII - Valuation

     SECTION 8.01. Valuation of Partnership Net Worth. In determining the net worth of the Partnership, the value of any Partnership asset, the Capital Accounts of the Partners, the value of any distribution, or in determining value for any other purpose under this Agreement, the provisions of this
Article VIII shall apply.

     SECTION 8.02. Valuation Date. Valuation shall be determined by the General Partner as of the close of business on the Market Day preceding the last day of each fiscal year of the Partnership or as of the close of business on the date with respect to which valuation is to be taken, or if such day is not a Market Day, then on the Market Day next preceding such date, as the case may be. A Market Day shall be a day on which the New York Stock Exchange is open for regular trading. If a valuation is taken other than in connection with the annual reports described in Section 7.02, the General Partner shall give notice of such valuation to the Limited Partners promptly after it is determined.

     SECTION 8.03. Valuing Securities and Other Assets. The following provisions shall apply in valuing the assets of the Partnership:

          (a) Listed Securities which are not restricted as to saleableness or transferability shall be valued at the closing price as of the Valuation Date. If any listed Security was not traded on such date, then the mean of the closing high bid and low asked prices as of the close of business on such date shall be used.

          (b) Unlisted securities which are readily marketable shall be valued at the mean of the closing bid and asked prices as of the Valuation Date.

          (c) Securities, whether listed or unlisted, for which market quotations are available, but which are restricted as to saleableness or transferability, shall be valued as provided in (a) and (b) above, less a discount of from ten percent (10%) to twenty-five percent (25%) of the value thereof as determined in good faith by the General Partner. In determining the amount of such discount the General Partner shall give consideration to the nature and length of such restriction and the relative volatility of the market price of such Security.

          (d) Securities for which market quotations are not readily available and all other assets of the Partnership shall be valued at a fair value as determined in good faith by the General Partner.

          (e) Interests in other partnerships shall be valued by each partnership at the times and upon the terms provided in its partnership agreement unless the General Partner of this Partnership otherwise determines.

          (f) Liabilities shall include, in addition to those recorded on the books of the Partnership, such other accrued or contingent liabilities as shall be determined in accordance with generally accepted accounting principles.

          (g) In determining the value of the interest of any Partner in the Partnership, neither the goodwill nor the right to use the firm name or trade name of the Partnership shall be considered as an asset of the Partnership.

                           ARTICLE IX - Miscellaneous

     SECTION 9.01. Admission of Limited Partners. Except as provided in this Section, no new Limited Partner shall be admitted to the Partnership and no additional contribution of capital by a Limited Partner to the Partnership shall be accepted.

          (a) Additional Limited Partners. Additional Limited Partners may be admitted in the discretion of the General Partner as of the first day of July or the first day of January of any year and the interest of such additional Limited Partner in the Partnership shall be established by creating a Capital Account for such additional Limited Partner as of that day in an amount equal to the contribution made by such additional Limited Partner to the Partnership.

          (b) Substituted Limited Partners. Substituted Limited Partners may also be admitted in the discretion of the General Partner by assignment or transfer of the interest of a Limited Partner or the General Partner in accordance with Article V or Sections 3.01(b)(ii), 4.01(d) or 4.02, in which case the substituted Limited Partner will take over the Capital Account of his assignor or transferor.

          (c) Procedure. The admission of a new Limited Partner, whether an additional Limited Partner or a substituted Limited Partner, shall be accomplished in accordance with the following procedures: Each Limited Partner so admitted shall (i) sign a counterpart copy of this Agreement, which shall be accepted by its execution by the General Partner, as well as any other documents required by the General Partner, and (ii) make payment of his/her Capital Commitment, or purchase price in the case of a substituted Limited Partner, as determined by the General Partner, and
     (iii) an amendment to the Partnership's Certificate of Limited Partnership shall be filed to reflect such addition. Each such new Limited Partner shall thereafter be entitled to and subject to all the rights and liabilities of Limited Partners as set forth herein.

     SECTION 9.02.  Disputed Matters.   Any controversy or dispute arising out
of this Agreement, interpretation of any of the provisions hereof, or the actions of the General or Limited Partners hereunder shall be submitted to arbitration before the National Association of Securities Dealers, Inc. ("NASD") under the rules then obtaining of the NASD. If the NASD refuses to accept jurisdiction of the matter, then the dispute shall be submitted to arbitration before the New York Stock Exchange under the rules then obtaining of said Exchange. Any such arbitration shall be held in San Francisco, California, and judgment upon any award thus obtained may be entered in any court having jurisdiction thereof. In any such arbitration each party to the arbitration shall bear its own expenses, including expenses of attorneys, financial experts and other witnesses; and any arbitration fees and expenses of the arbitrators shall be divided equally between the disputing parties.

     SECTION 9.03. Payments in Kind. In the event the Partnership is required or elects to make a payment or other distribution to or on behalf of any Partner or to the legal representative, liquidator, or receiver of any deceased, incompetent, insane or bankrupt

Partner, the General Partner may (but shall not be obligated to) make such payment or distribution, either wholly or partially, in Securities or other property of the Partnership. The amount of any such payment or distribution shall be deemed to be equal to the value of such securities or other property, as determined under Article VIII, as of the effective date of their distribution to or on behalf of the Partner or the Partner's legal representatives and the decisions of the General Partner with respect to in-kind payments, including decisions with respect to selection, apportionment and valuation of Securities or other property, shall be conclusive and binding upon all Partners.

        SECTION 9.04. General. This Agreement: (a) shall be binding on the executors, administrators, estates, heirs and legal successors of the Partners;
(b) shall be governed by and construed in accordance with the laws of the State of California; (c) may be executed in more than one counterpart as of the day and year first above written; provided, however, that each separate counterpart shall have been executed by the General Partner; and (d) contains the entire Agreement among the Partners relating to the subject matter hereof. The waiver of any of the provisions, terms or conditions contained in this Agreement shall not be considered as a waiver of any of the other provisions, terms or conditions hereof.

        SECTION 9.05. Notices.

             (a) To the Partners. Any notice to be given hereunder by the Partnership to any Partner shall be in writing and signed by the General Partner. Any such notice shall be conclusively deemed to have been given if either delivered in person to such Partner or mailed by registered or certified mail to such Partner at such Partner's address set forth in Exhibit A. Any Partner may change their address for notice by written notice to the Partnership.

             (b) To the Partnership. Any notice to be given hereunder to the Partnership shall be in writing and signed by the Partner giving notice. Any such notice shall be conclusively deemed to have been given if delivered in person or mailed by registered or certified mail, postage prepaid to the General Partner at its address set forth in Exhibit A, or such other address as the General Partner may from time to time designate by notice to all Partners.

        SECTION 9.06. Execution of Certificate of Limited Partnership and Other Documents. The General Partner agrees to prepare and file and the Partners agree to execute a certificate of limited partnership, any amendments thereto, and such other instruments, documents and papers as the General Partner deems necessary or appropriate to carry out the intent of this Agreement, and to take such other action as the General Partner deems appropriate to maintain the Partnership's status as a Limited Partnership under the CRLPA.

        SECTION 9.07. Force Majeure. Whenever any act or thing is required of the Partnership hereunder within any specified period of time, the Partnership shall be entitled to such additional period of time to do such acts or things as shall equal any period of delay resulting from causes beyond the reasonable control of the Partnership, including, without limitation, bank holidays, actions of governmental agencies, closing the New York Stock Exchange at times other than normal closing dates, and financial crises of a nature materially affecting the purchase and sale of Securities.

     SECTION 9.08. Amendments. Except as otherwise specifically provided herein, the terms and provisions of this Agreement may be modified or amended at any time and from time to time only with the written consent of (1) the General Partner and (2) Limited Partners (excluding Sutro) representing in excess of fifty percent (50%) of the combined Capital Accounts of all Limited Partners insofar as is consistent with the laws governing this Agreement; provided, however, that without the specific written consent of each Partner adversely affected thereby no such modification or amendment shall (i) increase the obligation of a Limited Partner beyond that set forth in Section 1.04, (ii) reduce the Capital Account of any Partner or its rights to distribution and withdrawal with respect thereto; or (iii) amend Section 1.05 to permit Partnership activities which would subject a Limited Partner to Federal or state taxation which such Partner would not be subject to in the absence of such activity. Without unanimous consent no amendment or modification may be made (x) which would cause the Partnership to cease to be a Limited Partnership under applicable state law or (y) which would amend this Section 9.08.

     SECTION 9.09. Headings. Article, Section, Paragraph and Subparagraph headings are for convenience of reference only, and are not part of this Agreement, and shall not be considered in interpreting this Agreement.

     SECTION 9.10. Power of Attorney. Each Limited Partner does hereby constitute and appoint Fergus Henehan, Mary Jane Delaney and Jack Luikart, and each of them, its true and lawful representative, in its name, place and stead, to make, execute, sign, acknowledge, deliver and file all such instruments, documents and certificates which may from time to time be required by the laws of the United States of America, the State of California, or any other state in which the Partnership shall determine to do business, or any political subdivision or agency thereof, to effectuate, implement and continue the valid and subsisting existence of the Partnership, including, without limitation, a Certificate of Limited Partnership and amendments thereto and any such certificate or amendment filed for the purpose of admitting the undersigned as Limited Partners of the Partnership.

     IN WITNESS WHEREOF, the General Partner and the Limited Partners have hereunto set their hands and seals as of the date first set forth above.


                                   GENERAL PARTNER

                                   The Sutro Group



                                   By:
                                        ------------------------------


                                   LIMITED PARTNER


                                   -----------------------------------



                                   -----------------------------------
                                   (Print Name)



                                   S.S.#
                                         ------------------------------


                                   Allocation Accepted: $
                                                         ==============



STATE OF  )
          ) ss:
COUNTY OF )


     Then personally appeared before me                       , known to me,
                                        ----------------------
and acknowledged the same to be his/her free act and deed.




                                   -------------------------------------
                                   Notary

                                   EXHIBIT A

                                General Partner

                                                       Capital
Name                     Address                       Contribution
----                     -------                       ------------
The Sutro Group          201 California Street         1% of total
                         San Francisco, CA 94111       Capital as
                                                       General Partner



                                Limited Partners

                                                       Capital
Name                     Address                       Commitment
----                     -------                       ----------
                                                       $




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